Exhibit 99.1

OTCQX: GRWG 1 Shareholder Meeting May 16 th , 2019 growgeneration.com OTCQX: GRWG

OTCQX: GRWG 2 Safe Harbor Statement This presentation is being provided for information purposes only and does not constitute an offer to sell or a solicitation of an offer to purchase any of the Company’s securities . This presentation is not intended, nor should it be distributed, for advertising purposes, nor is it intended for broadcast or publication to the general public . Any such offer of the Company’s securities will only be made in compliance with applicable state and federal securities laws pursuant to a prospectus or an offering memorandum and related offering documents which will be provided to qualified prospective investors upon request . This presentation may include predictions, estimates or other information that might be considered forward - looking within the meaning of applicable securities laws . While these forward - looking statements represent our current judgments, they are subject to risks and uncertainties that could cause actual results to differ materially . You are cautioned not to place undue reliance on these forward - looking statements, which reflect our opinions only as of the date of this presentation . Please keep in mind that we are not obligating ourselves to revise or publicly release the results of any revision to these forward - looking statements in light of new information or future events . When used herein, words such as "look forward," "believe," "continue," "building," or variations of such words and similar expressions are intended to identify forward - looking statements . Factors that could cause actual results to differ materially from those contemplated in any forward - looking statements made by us herein are often discussed in filings we make with the United States Securities and Exchange Commission, available at : www . sec . gov, and on our website, at : www . growgeneration . com . growgeneration.com

Who We Are & What We Do

GrowGeneration
WHERE THE PROS GO TO GROW

GrowGeneration is the Supply Chain to the Cannabis and Hemp Cultivator

- GrowGeneration is a leading marketer and distributor of nutrients, growing media, advanced indoor garden, lighting and ventilation systems and accessories for hydroponic gardening.
- 24 points of distribution, service and sales
- Operating in 9 States, all regions of the United States
- Just in time inventory, touching all of the legal cannabis markets
- Over 100 product specialists, with strong agricultural backgrounds to service and consult with commercial grow outfits
- Private-Equity backed by founders of Cronos, Gotham Green, Navy Capital and Merida Capital Partners
- Corporate infrastructure across sales, operations, purchasing, technology and accounting



Washington (1)
Oregon
Montana
North Dakota
Minnesota
Maine (1)
New Hampshire
Vermont
Massachusetts
Rhode Island (1)
Connecticut
Maryland
Idaho
Wyoming
South Dakota
Wisconsin
Michigan (3)
New York
Pennsylvania
Nevada (2)
Utah
Colorado (5)
Nebraska
Iowa
Illinois
Ohio
W.Va
Virginia
California (6)
Kansas
Missouri
Kentucky
North Carolina
Arizona
New Mexico
Oklahoma (2)
Arkansas
Tennessee
South Carolina
Alabama
Georgia
Texas
Louisiana
Florida
Current Operations
Targeted for Expansion in 2019-2020

Board of Directors and Executive Management

Darren Lampert
CEO
Director
- Founding member of law firm Lampert & Lampert (1986-2000)
- Former portfolio manager and proprietary trader (2000-2014)

Michael Salaman
President
Director
- VP at National Media Corp. (1986-2002)
- Founder of American Interactive Media
- Founder (2002-2006) / Chairman, Skinny Nutritional (2006-2013)

Joseph Prizivalli
COO
- Inventory Manager at Way to Grow (2014-2016) where he oversaw movement and integrity of all inventories
- Distribution Center Manager (2010-2014)

Monty Lamirato
CFO
- CFO, Strategic Environmental & Energy Resources, Inc. (2013-2016)
- Independent consultant (2009-2017)
- CFO/Treasurer, ARC Group Worldwide, Inc. (2001-2009)

Steven Aiello
Director
- Partner at Jones & Co. (2003-2006)
- Partner at Asset Management (2001-2003)
- Partner at Montgomery Securities (1987-2001)

Sean Stiefel
Director
- Founder of Navy Capital LLC in 2014, an equity focused cannabis focused fund
- Analyst with various equity funds

Peter Rosenberg
Director
- 18 years of experience in the financial services industry
- Duff & Phelps, Managing Director in the Consumer and Retail Merger and Acquisitions Group
- Managing Director with Wells Fargo Securities
- Managed the San Francisco office for Barrington Associates
- Director at Salomon Smith Barney

Capital Structure

Stock Price as of May 7, 2019	$3.24
Shares Outstanding[1]	28.8M
Warrants Outstanding	3.2M
Stock Options Outstanding[1]	1.8M
Equity Market Cap	$93M
Debt	$3.0M
Cash	$6.6M
Enterprise Value	$97M

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OTCQX: GRWG

May 2019 - growgeneration.com

GrowGeneration
WHERE THE PROS GO TO GROW

Corporate Divisions


GrowGeneration Corp.
GrowGeneration
Canada Corp.
Commercial Management Corp.
Capital Projects
Hemp Corp.
Supply Chain to Hemp Farmers
HeavyGardens.com
Omni-Channel
GrowGeneration
Distribution
Product Exclusives

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OTCQX: GRWG 5 growgeneration.com Oklahoma City, OK Santa Rosa, CA GrowGeneration Locations

OTCQX: GRWG 6 growgeneration.com Humboldt/Mckinleyville, CA Out of Home – Billboard In - Store Merchandising Livonia, MI Vehicle Wraps Trade Shows MJBIZ CON 2018 – Las Vegas Social Media Instagram/Facebook All Locations Marketing & Branding

GrowGeneration WHERE THE PROS GO TO GROW
Marketing & Branding

GrowGeneration & HeavyGardens Company Overview Videos

GrowGeneration® WHERE THE PROS GO TO GROW

GrowGeneration Video

HEAVYGARDENS.COM

HeavyGardens.com Video

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OTCQX: GRWG 8 • Financial Highlights: – Revenue of $29.0 million up $14.6 million or 102% over 2017 revenues of $14.4 million. – Acquired 8 stores, HeavyGardens.com and opened Oklahoma City, OK. location in 2018. – Gross profit margin percentage, exclusive of inventory valuation adjustments, was 25.2% for 2018 compared to 24.2% for 2017. – Store operating costs, as a percentage of revenue, have declined 13% from 20.6% for 2017 to 18% for 2018 – Corporate overhead, salaries and general and administrative, declined from 13.4% of revenues for 2017 to 11.2% of revenue for 2018. – Same Store Sales, in the 4 th quarter increased by 11.5%. – The Company had $14.6 million in cash and cash equivalents at December 31, 2018. – As of December 31, 2018, the Company had working capital of $21.6 million compared to working capital of $5.6 million at December 31, 2017. – The Company raised approximately $12.9 million in equity capital through the issuance of common stock and the exercise of warrants and $9.0 million in convertible debt financing for the year ended December 31, 2018. – Implemented an ERP computer system, with successful deployments in Colorado, Oklahoma and Maine to date. – Built a national commercial management team to secure large capital commercial projects. growgeneration.com 2018 Highlights

Proven Robust Track Record of Acquisitions

2014
- Pueblo Organics and Hydroponics - Pueblo, CO

2015
- Happy Grow Lucky - Conifer, CO

2016/2017
- Mad Max and Sonoma Hydro - Santa Rosa, CA
- Seattle Hydro Spot - Seattle, WA

2018
- East Coast Hydroponics - Warwick, RI
- Humboldt Depot - Arcata, CA
- Central Coast Garden & Supply - Salinas, CA
- Superior Growers Supply - Livonia/Lansing, MI
- Santa Rosa Hydroponics - Santa Rosa, CA
- HeavyGardens.com

2019
- Chlorophyll – Denver, CO
- Reno Hydroponics – Reno, NV
- Palm Springs Hydroponics – Palm Springs, CA
- GreenLife Garden Supply, ME

- **$25M** in acquisitions completed in 2018
- **Over $20M in new acquisition completed in 2019**
- **Purchased all the inventory and product trademarks from 3rd largest Distributor**
- Acquisitions are accretive and present significant profit growth

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OTCQX: GRWG 10 May 2019 - growgeneration.com National coast to coast wholesale distributor of hydroponic grow supplies – Over 100% growth year over year with over $25m in acquisition targets in 2019 • ~$4.5bn highly fragmented market • Serving commercial cultivation professionals • Complementary value - add consulting and product support • Over 10,000 SKUs • 24 operations in 9 states • HeavyGardens.com Super Store Lighting 17% Climate Control 8% Hydroponic Systems 5% Nutrients & Additives 29% Medium & Containers 23% Plant Production & Harvest 18% $- $20,000,000 $40,000,000 $60,000,000 $80,000,000 $100,000,000 $120,000,000 $140,000,000 $160,000,000 $180,000,000 $200,000,000 2017 2018 2019 2020 2021 $14.3M $29M $65M $130M $181.4M Projected Revenue Company Highlights Adjusted EBITDA $0.00 $0.10 $0.20 $0.30 $0.40 $0.50 $0.60 $0.70 $0.80 $0.90 $1.00 2019 2020 2021 $.85 - $.93 $.46 - $.54 $.14 - $.18 Q1 2019 Financial Highlights • Adjusted EBITDA of $615,509 for Q1 2019 compared to adjusted EBITDA of $(366,945) for Q1 2018. • Net income of $229,421 for Q1 2019 compared to a net loss of $(953,430) for Q1 2018. • Revenue of $13.1 million up $8.7 million or 199% over Q1 2018 revenues of $4.4 million. • Same store sales were up 42% for Q1 2019 compared to Q1 2018. • Acquired stores in Denver, CO, Palm Springs, CA and Reno, NV, and opened Tulsa, OK and Brewer, ME locations in 2019. • Gross profit margin percentage was 28.2% for Q1 2019 compared to 27.1% for Q1 2018. • Store operating costs, as a percentage of revenue, have declined 26% from 20.4% for Q1 2018 to 15% for Q1 2019. • Corporate overhead declined 107%, from 21.8% of revenues for Q1 2018 to 10.5% of revenue for Q1 2019. • The Company had $6.6 million in cash and cash equivalents at March 31, 2019. • As of March 31, 2019, the Company had working capital of $17.4 million compared to working capital of $21.6 million at December 31, 2018. Actual Estimated

OTCQX: GRWG 11 • Store acquisitions closed in Q1 over $12M in revenue • Margin Expansion through purchasing power of over $35M • Operating profit increasing at the store level, as store operating expenses continue to decline, to less than 15% of revenue in 2019 • Proprietary and exclusive products, adding greater margins • Guidance at $60 - 65M/Adjusted EPS $.14 - $.18 Fueling Growth: Plan t0 $100M+ Revenue by 2020 growgeneration.com Key Performance Executables for 2019

OTCQX: GRWG 12 Company Contact Darren Lampert , Chief Executive Officer GrowGeneration Corp., Denver, CO Tel 800.935.8420 | darren@growgeneration.com growgeneration.com Contacts